UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

Solei Systems, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55987	20-1801530
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

206 N. Washington Street, Suite 100, Alexandria, VA 22314

(address of principal executive offices) (zip code)

(844) 726-6965

(registrant’s telephone number, including area code)

 _________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)     By letter dated January 6, 2020, our independent accounting firm, Farber Hass Hurley LLP, notified us that it was resigning as our independent audit firm, effective immediately. By separate communication, Farber Hass advised that it did not believe it had the capacity the continue as our independent auditor and has recommended several mid-size PCAOB-approved audit firms. As required by Regulation SK, Item 304(a)(1), Registrant provides the following information:

(i)	The former auditor has resigned the engagement by letter dated January 6, 2010
(ii)	During the past two years, the former auditor has not expressed an adverse opinion or a disclaimer of opinion, and has not qualified or modified as to uncertainty, audit scope, or accounting principles on any financial statement of Registrant, except that it has expressed a concern regarding the ability of Registrant to continue as a going concern in its report on the financial statements for the years ended December 31, 2018 and 2017 and subsequent quarters. The former auditor has not audited any financial statements for the Registrant other than for the fiscal year ended December 31, 2018.
(iii)	The decision to accept the resignation of the former auditors was accepted by the Board of Directors of Registrant in the absence of an Audit Committee.
(iv)	During the two most recent fiscal years and all subsequent interim periods, there have been no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former auditor, would have caused it to make reference to the subject matter of any such disagreement in connections with its report.
(v)	None of the events listed in Item 304(a)(1)(v) (A) through (D) have occurred or exist.

Registrant has provided the former auditor with a copy of this Report no later than the day the disclosures are expected to be filed with the Commission and has requested the former auditor to furnish Registrant with a letter addressed to the Commission stating whether it agrees with the statements made in this Report and, if not, stating the respects in which it does not agree. A copy of the letter is attached to this Report as Exhibit , if available.

(b)    We have not yet engaged a new independent audit firm and are in the process of identifying interviewing suitable replacements.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

(d) Exhibits: The following exhibits are filed with this report:

Exhibit No.	Description
16.1	Letter of resignation of Farber Hass Hurley LLP dated January 6, 2020
16.2	Letter of Farber Hass Hurley LLP dated January 13, 2020 regarding any disagreements with the disclosures in this Report.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2020	Solei Systems, Inc.

	By:	/s/ Charles O. Scott
Name: Charles O. Scott
Title: CEO

2